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                                                                   EXHIBIT 21.1

                                 SUBSIDIARIES

                             PRESENT SUBSIDIARIES

                                                      State or Jurisdiction   Percentage of Voting
                    Entity Name                           Incorporation         Securities Owned
                    -----------                     ------------------------- --------------------
Teradyne Assembly Holdings Ltd..................... United Kingdom                    100%
Teradyne Assembly Limited.......................... United Kingdom                    100%
Teradyne ATE (Wuxi) Co., Ltd....................... Peoples Republic of China         100%
Teradyne Benelux, Inc. (Ltd.)...................... Delaware                          100%
Teradyne Canada Limited............................ Canada                            100%
Teradyne Connection Systems de Mexico, S.A. de C.V. Mexico                            100%
Teradyne Connection Systems SDN BHD................ Malaysia                          100%
Teradyne Connections Systems (Shanghai) Co., Ltd... Peoples Republic of China         100%
Teradyne de Costa Rica S.A......................... Costa Rica                        100%
Teradyne Diagnostic Solutions Inc.................. Delaware                          100%
Teradyne Diagnostic Solutions Limited.............. United Kingdom                    100%
Teradyne Diagnostic Solutions GmbH................. Germany                           100%
Teradyne EMS Inc................................... Delaware                          100%
Teradyne GmbH...................................... Germany                           100%
Teradyne Holdings Limited.......................... United Kingdom                    100%
Teradyne Limited................................... United Kingdom                    100%
Teradyne Hong Kong, Ltd............................ Delaware                          100%
Teradyne International, Ltd........................ Barbados                          100%
Teradyne Ireland Limited........................... Ireland                           100%
Teradyne Italia SrL................................ Italy                             100%
Teradyne Japan, Ltd................................ Delaware                          100%
Teradyne KK........................................ Japan                             100%
Teradyne Korea, Ltd................................ Delaware                          100%
Teradyne Leasing, Inc.............................. Massachusetts                     100%
Teradyne Malaysia, Ltd............................. Delaware                          100%
Teradyne de Mexico, SA de CV....................... Mexico                            100%
Teradyne Netherlands BV............................ Netherlands                       100%
Teradyne Netherlands, Ltd.......................... Delaware                          100%
Teradyne Performance Systems Limited............... United Kingdom                    100%
Teradyne Philippines Limited....................... Delaware                          100%
Teradyne Realty, Inc............................... Massachusetts                     100%
Teradyne SAS....................................... France                            100%
Teradyne Scandinavia, Inc.......................... Delaware                          100%
Teradyne Singapore, Ltd............................ Delaware                          100%
Teradyne Software and Systems Test, Inc............ Delaware                          100%
Teradyne Spain, Inc................................ Delaware                          100%
Teradyne Taiwan, Ltd............................... Delaware                          100%
Teradyne Thailand Inc.............................. Delaware                          100%
Aegis Properties Limited........................... United Kingdom                    100%
Alternative Delivery Systems Support, Inc.......... North Carolina                    100%
Control Automation, Inc............................ Delaware                          100%
GenRad, Inc........................................ Massachusetts                     100%
   Autodiagnos, Inc................................ Delaware                          100%
   Autodiagnos AB.................................. Sweden                            100%
   Autodiagnos BV.................................. Netherlands                       100%
   Autodiagnos GmbH................................ Germany                           100%
   Autodiagnos LTD................................. United Kingdom                    100%

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
                                      State or Jurisdiction   Percentage of Voting
           Entity Name                    Incorporation         Securities Owned
           -----------              ------------------------- --------------------
   Autodiagnos UK Limited.......... United Kingdom                    100%
   GenRad AB....................... Sweden                            100%
   GenRad GmbH..................... Germany                           100%
   GenRad Limited.................. United Kingdom                    100%
   GenRad SA....................... France                            100%
   GenRad Asia PTE Limited......... Singapore                         100%
   GenRad Benelux BV............... Netherlands                       100%
   GenRad Canada Limited........... Canada                            100%
   GenRad China Limited............ Peoples Republic of China         100%
   GenRad Europe Limited........... United Kingdom                    100%
   GenRad Holdings Limited......... United Kingdom                    100%
   GenRad Ireland LTD.............. Ireland                           100%
   GenRad Mexico, Inc.............. Delaware                          100%
   Mastertech Automotive Ltd....... United Kingdom                    100%
   Mitron Europe Limited........... United Kingdom                    100%
   Motor Industry Services Limited. United Kingdom                    100%
Herco Technology Corp.............. California                        100%
Kinetrix, Inc...................... Delaware                          100%
Megatest HK Ltd.................... Hong Kong                         100%
Tarstock Limited................... Ireland                           100%
Teradyne Philippines Ltd........... California                        100%
Perception Laminates, Inc.......... California                        100%
Softbridge, Inc.................... Delaware                          100%
TCMS, Inc.......................... Delaware                          100%
Zehntel Holdings, Inc.............. California                        100%
1000 Washington, Inc............... Massachusetts                     100%